CONSECO®

Quarterly Financial Supplement - 1Q10

Table of Contents

Conseco, Inc.
Consolidated balance sheet (in millions)

	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10
Assets					
Investments:					
Actively managed fixed maturities at fair value	$15,396.8	$16,876.2	$18,568.0	$18,528.4	$18,813.8
Equity securities at fair value	32.5	32.3	30.7	31.0	31.1
Mortgage loans	2,140.5	2,094.1	2,030.8	1,965.5	1,936.6
Policy loans	361.3	361.9	299.2	295.2	294.0
Trading securities	280.3	258.9	275.8	293.3	332.0
Investments held by securitization entities*	0.0	0.0	0.0	0.0	511.7
Securities lending collateral	243.9	259.9	207.0	180.0	147.4
Other invested assets	101.6	131.6	192.4	236.8	236.3
Total investments	18,556.9	20,014.9	21,603.9	21,530.2	22,302.9
Cash and cash equivalents - unrestricted	769.6	881.3	532.3	523.4	321.1
Cash and cash equivalents - held by securitization entities*	4.5	3.7	12.0	3.4	24.3
Accrued investment income	312.5	302.9	317.4	309.0	334.0
Value of policies inforce at the Effective Date	1,425.5	1,335.1	1,220.5	1,175.9	1,133.2
Cost of policies produced	1,874.5	1,874.9	1,779.1	1,790.9	1,788.0
Reinsurance receivables	3,155.3	3,049.8	3,444.8	3,559.0	3,444.1
Income tax assets, net	2,068.6	1,607.3	1,057.4	1,124.0	1,021.9
Assets held in separate accounts	17.0	18.5	19.5	17.3	17.0
Other assets	322.9	345.1	282.1	310.7	398.4
Total assets	$28,507.3	$29,433.5	$30,269.0	$30,343.8	$30,784.9
Liabilities					
Liabilities for insurance products:					
Interest-sensitive products	$13,215.3	$13,124.1	$13,208.7	$13,219.2	$13,217.7
Traditional products	9,864.3	9,913.4	10,006.8	10,063.5	10,137.6
Claims payable and other policyholder funds	987.8	972.4	945.8	994.0	969.4
Liabilities related to separate accounts	17.0	18.5	19.5	17.3	17.0
Other liabilities	506.5	715.9	565.0	610.4	583.6
Investment borrowings	758.3	747.6	714.9	683.9	454.5
Borrowings related to securitization entities*	0.0	0.0	0.0	0.0	495.4
Securities lending payable	256.4	267.3	212.7	185.7	152.4
Notes payable - direct corporate obligations	1,310.5	1,259.3	1,261.9	1,037.4	1,037.2
Total liabilities	26,916.1	27,018.5	26,935.3	26,811.4	27,064.8
Shareholders' equity					
Common stock	1.9	1.9	1.9	2.5	2.5
Additional paid-in capital	4,105.6	4,108.2	4,110.6	4,408.8	4,411.0
Accumulated deficit	(675.8)	(648.2)	(632.8)	(614.6)	(590.4)
Total shareholders' equity before accumulated other comprehensive loss	3,431.7	3,461.9	3,479.7	3,796.7	3,823.1
Accumulated other comprehensive loss	(1,840.5)	(1,046.9)	(146.0)	(264.3)	(103.0)
Total shareholders' equity	1,591.2	2,415.0	3,333.7	3,532.4	3,720.1
Total liabilities and shareholders' equity	$28,507.3	$29,433.5	$30,269.0	$30,343.8	$30,784.9

	1Q09	2Q09	3Q09	4Q09	1Q10
Book value per share at period-end (1) (2)	$18.57	$18.72	$18.82	$15.14	$15.24
Book value per share assuming conversion of convertible securities (1) (3)	$18.57	$18.68	$18.72	$13.96	$13.68

* Effective January 1, 2010, the Company began reporting assets and liabilities related to securitization entities required to be consolidated under a new accounting standard.

Conseco, Inc.
Consolidated statement of operations (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Revenues						
Insurance policy income	$782.8	$791.3	$772.0	$747.5	$3,093.6	$664.6
Net investment income (loss):						
General account assets	308.6	308.0	306.8	308.9	1,232.3	315.4
Policyholder and reinsurer accounts and other special-purpose portfolios	(18.0)	9.5	56.0	12.9	60.4	23.8
Realized investment gains (losses):						
Net realized investment gains (losses), excluding impairment losses	85.1	20.3	15.4	14.1	134.9	15.4
Other-than-temporary impairment losses:						
Total other-than-temporary impairment losses	(108.1)	(53.7)	(162.4)	(60.8)	(385.0)	(17.7)
Change in other-than-temporary impairment losses recognized in other comprehensive loss	16.1	17.1	126.7	29.7	189.6	(2.6)
Net impairment losses recognized	(92.0)	(36.6)	(35.7)	(31.1)	(195.4)	(20.3)
Total realized gains (losses)	(6.9)	(16.3)	(20.3)	(17.0)	(60.5)	(4.9)
Fee revenue and other income	3.0	3.1	4.1	5.4	15.6	3.5
Total revenues	1,069.5	1,095.6	1,118.6	1,057.7	4,341.4	1,002.4
Benefits and expenses						
Insurance policy benefits	753.5	781.1	782.7	749.4	3,066.7	699.0
Interest expense	23.2	32.7	31.9	30.1	117.9	27.5
Amortization	120.8	101.8	113.3	96.8	432.7	102.6
Loss on extinguishment or modification of debt	9.5	0.0	0.0	12.7	22.2	1.8
Other operating costs and expenses	120.3	130.4	126.6	151.0	528.3	118.4
Total benefits and expenses	1,027.3	1,046.0	1,054.5	1,040.0	4,167.8	949.3
Income before income taxes	42.2	49.6	64.1	17.7	173.6	53.1
Income tax expense on period income	15.3	17.4	22.0	5.4	60.1	19.2
Valuation allowance for deferred tax assets	2.4	4.6	26.7	(5.9)	27.8	0.0
Net income	$24.5	$27.6	$15.4	$18.2	$85.7	$33.9

Conseco, Inc.
Earnings per share analysis ($ in millions, except per share amounts)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Income (loss) before net realized investment losses, net of related amortization and income taxes:						
Bankers Life	$44.7	$63.3	$85.4	$84.6	$278.0	$53.2
Colonial Penn	5.1	11.0	7.4	5.9	29.4	5.3
Conseco Insurance Group	31.2	21.2	21.6	(6.7)	67.3	25.7
Corporate operations:						
Interest expense on debt	(13.7)	(23.9)	(24.0)	(23.1)	(84.7)	(19.5)
Loss on extinguishment or modification of debt	(9.5)	0.0	0.0	(12.7)	(22.2)	(1.8)
Other corporate expenses, net	(8.7)	(8.8)	(7.4)	(12.8)	(37.7)	(5.0)
Net realized investment losses, net of related amortization	(6.9)	(13.2)	(18.9)	(17.5)	(56.5)	(4.8)
Income before taxes	42.2	49.6	64.1	17.7	173.6	53.1
Taxes	15.3	17.4	22.0	5.4	60.1	19.2
Valuation allowance for deferred tax assets	2.4	4.6	26.7	(5.9)	27.8	0.0
Net income	$24.5	$27.6	$15.4	$18.2	$85.7	$33.9
Diluted earnings per share	$0.13	$0.15	$0.08	$0.09	$0.45	$0.13
Net realized investment losses, net of related amortization and taxes, per share	($0.04)	($0.07)	($0.10)	($0.01)	($0.21)	($0.01)
Valuation allowance for deferred tax assets	$0.00	$0.00	($0.11)	($0.01)	($0.12)	$0.00
Loss on extinguishment or modification of debt	($0.03)	$0.00	$0.00	($0.04)	($0.08)	$0.00
Diluted earnings per share, excluding net realized investment losses, valuation allowance for deferred tax assets and loss on extinguishment or modification of debt	$0.20	$0.22	$0.29	$0.15	$0.86	$0.14

Conseco, Inc.
Computation of weighted average shares outstanding
(000s)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Basic						
Shares outstanding, beginning of period	184,753.8	184,758.8	184,886.2	184,886.2	184,753.8	250,786.2
Weighted average shares issued during the period:						
Shares issued under equity offerings	0.0	0.0	0.0	14,115.2	3,528.8	0.0
Shares issued under stock option and restricted stock plans	0.3	60.8	0.0	0.0	82.7	2.3
Shares withheld for the payment of the exercise price of stock options and taxes	0.0	0.0	0.0	0.0	0.0	(0.7)
Weighted average basic shares outstanding during the period	184,754.1	184,819.6	184,886.2	199,001.4	188,365.3	250,787.8
Basic shares outstanding, end of period	184,758.8	184,886.2	184,886.2	250,786.2	250,786.2	250,929.8
Diluted						
Weighted average basic shares outstanding	184,754.1	184,819.6	184,886.2	199,001.4	188,365.3	250,787.8
Common stock equivalent shares related to:						
Convertible debentures	0.0	0.0	0.0	17,122.1	4,280.5	39,532.4
Stock option and restricted stock plans	2.1	409.3	959.6	1,404.7	693.9	1,760.3
Weighted average diluted shares outstanding during the period	184,756.2	185,228.9	185,845.8	217,528.2	193,339.7	292,080.5
Diluted shares outstanding, end of period	184,760.9	185,295.5	185,845.8	284,338.0	284,338.0	296,498.0

Conseco, Inc.
Bankers Life

Analysis of income before taxes (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Insurance policy income	$491.5	$497.6	$493.1	$477.0	$1,959.2	$396.2
Net investment income (loss):						
General account invested assets	155.4	160.2	162.2	165.8	643.6	172.2
Equity-indexed products	(13.5)	(2.5)	33.6	6.9	24.5	12.1
Other special-purpose portfolios	0.3	5.9	3.8	0.0	10.0	1.6
Net realized investment losses	(1.9)	(14.9)	(17.9)	3.3	(31.4)	(3.0)
Fee revenue and other income	1.4	1.6	2.4	4.8	10.2	2.3
Total revenues	633.2	647.9	677.2	657.8	2,616.1	581.4
Insurance policy benefits	429.6	422.9	412.1	402.9	1,667.5	350.6
Amounts added to policyholder account balances:						
Annuity products and interest-sensitive life products other than equity-indexed products	45.9	48.2	46.8	42.2	183.1	43.8
Equity-indexed products	(8.3)	16.0	29.1	17.6	54.4	22.1
Amortization related to operations	75.6	63.1	74.5	54.7	267.9	67.0
Amortization related to net realized investment losses	0.5	(1.6)	(1.3)	2.6	0.2	0.5
Other operating costs and expenses	47.6	49.3	47.2	52.5	196.6	47.7
Total benefits and expenses	590.9	597.9	608.4	572.5	2,369.7	531.7
Income before income taxes	$42.3	$50.0	$68.8	$85.3	$246.4	$49.7

Supplemental health product underwriting margins (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Medicare supplement:						
Earned premium	$165.3	$165.6	$165.7	$166.4	$663.0	$178.8
Benefit ratio	70.2%	68.6%	72.4%	71.7%	70.7%	72.8%
Underwriting margin (earned premium less policy benefits)	$49.3	$52.0	$45.8	$47.1	$194.2	$48.6
PDP and PFFS:						
Earned premium	$122.6	$118.9	$108.1	$94.7	$444.3	$17.9
Benefit ratio	94.4%	94.3%	74.2%	80.9%	86.6%	60.9%
Underwriting margin (earned premium less policy benefits)	$6.9	$6.7	$27.9	$18.0	$59.5	$7.0
Long-term care:						
Earned premium	$150.7	$152.0	$149.9	$151.8	$604.4	$149.1
Benefit ratio before interest income on reserves	105.1%	103.2%	108.3%	104.3%	105.2%	114.4%
Interest-adjusted benefit ratio	68.6%	66.4%	70.4%	66.4%	67.9%	75.2%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$47.3	$51.0	$44.5	$50.9	$193.7	$36.9

Conseco, Inc.
Bankers Life

Average liabilities for insurance products (in millions) (continued)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Annuities:						
Mortality based	$252.9	$250.7	$249.3	$250.5	$250.9	$251.8
Equity-indexed	1,426.4	1,464.4	1,529.5	1,605.2	1,506.3	1,685.0
Deposit based	4,678.2	4,754.7	4,834.1	4,892.5	4,789.9	4,905.3
Health	4,050.4	4,090.0	4,143.3	4,204.9	4,122.1	4,275.6
Life:						
Interest sensitive	397.6	399.4	403.6	405.8	401.6	407.8
Non-interest sensitive	396.5	415.0	432.6	384.5	407.2	331.4
Total average liabilities for insurance products, net of reinsurance ceded	$11,202.0	$11,374.2	$11,592.4	$11,743.4	$11,478.0	$11,856.9

Value of policies in force at the effective date (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Balance, beginning of period	$761.7	$727.6	$656.5	$587.4	$761.7	$569.5
Amortization related to operations	(31.8)	(26.7)	(19.8)	(18.3)	(96.6)	(22.5)
Amortization related to net realized investment (gains) losses	(0.1)	0.1	0.1	(0.1)	0.0	0.0
Effect of reinsurance transaction	0.0	0.0	0.0	(8.8)	(8.8)	0.0
Adjustment related to unrealized (gain) or loss on actively managed fixed maturities	(2.2)	(44.5)	(49.4)	9.3	(86.8)	(7.9)
Balance, end of period	$727.6	$656.5	$587.4	$569.5	$569.5	$539.1

Cost of policies produced (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Balance, beginning of period	$1,216.2	$1,259.8	$1,257.6	$1,183.6	$1,216.2	$1,179.1
Deferred acquisition expenses	76.7	72.4	73.6	70.4	293.1	72.0
Amortization related to operations	(43.8)	(36.4)	(54.7)	(36.4)	(171.3)	(44.5)
Amortization related to net realized investment (gains) losses	(0.4)	1.5	1.2	(2.5)	(0.2)	(0.5)
Effect of reinsurance transaction	0.0	0.0	0.0	(77.5)	(77.5)	0.0
Adjustment related to unrealized (gain) or loss on actively managed fixed maturities	11.1	(39.7)	(94.1)	41.5	(81.2)	(34.8)
Balance, end of period	$1,259.8	$1,257.6	$1,183.6	$1,179.1	$1,179.1	$1,171.3

Conseco, Inc.
Colonial Penn

Analysis of income before taxes (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Insurance policy income	$47.1	$52.7	$48.4	$47.9	$196.1	$48.2
Net investment income (loss) on general account invested assets	9.8	9.8	9.5	9.6	38.7	9.7
Net realized investment gains (losses)	0.1	1.1	1.5	1.8	4.5	0.5
Fee revenue and other income	0.2	0.2	0.2	0.3	0.9	0.2
Total revenues	57.2	63.8	59.6	59.6	240.2	58.6
Insurance policy benefits	36.1	36.0	34.7	35.1	141.9	36.4
Amounts added to annuity and interest-sensitive life product account balances	0.3	0.2	0.3	0.3	1.1	0.3
Amortization related to operations	8.4	8.0	8.4	8.5	33.3	8.7
Other operating costs and expenses	7.2	7.5	7.3	8.0	30.0	7.4
Total benefits and expenses	52.0	51.7	50.7	51.9	206.3	52.8
Income before income taxes	$5.2	$12.1	$8.9	$7.7	$33.9	$5.8

Average liabilities for insurance products (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Annuities - mortality based	$83.4	$82.1	$81.0	$80.4	$81.7	$79.9
Health	19.7	19.2	18.8	18.6	19.1	18.3
Life:						
Interest sensitive	24.1	23.3	23.0	22.4	23.2	21.9
Non-interest sensitive	568.6	569.1	568.4	572.3	569.6	576.6
Total average liabilities for insurance products, net of reinsurance ceded	$695.8	$693.7	$691.2	$693.7	$693.6	$696.7

Value of policies in force at the effective date (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Balance, beginning of period	$105.3	$101.6	$98.4	$95.4	$105.3	$92.4
Amortization related to operations	(3.7)	(3.2)	(3.0)	(3.0)	(12.9)	(3.0)
Balance, end of period	$101.6	$98.4	$95.4	$92.4	$92.4	$89.4

Cost of policies produced (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Balance, beginning of period	$174.8	$183.9	$190.0	$195.8	$174.8	$199.8
Deferred acquisition expenses	13.8	10.9	11.2	9.5	45.4	16.9
Amortization related to operations	(4.7)	(4.8)	(5.4)	(5.5)	(20.4)	(5.7)
Balance, end of period	$183.9	$190.0	$195.8	$199.8	$199.8	$211.0

Conseco, Inc.
Conseco Insurance Group

Analysis of income (loss) before taxes (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Insurance policy income	$244.2	$241.0	$230.5	$222.6	$938.3	$220.2
Net investment income (loss):						
General account invested assets	143.4	138.5	134.5	131.9	548.3	133.3
Equity-indexed products	(7.0)	(0.4)	11.0	3.4	7.0	3.9
Trading account income related to policyholder and reinsurer accounts	(2.3)	5.7	8.2	0.4	12.0	1.7
Change in value of embedded derivatives related to modified coinsurance agreements	0.2	(2.7)	(3.5)	(0.5)	(6.5)	(0.9)
Net realized investment gains (losses)	2.7	(4.7)	0.5	(24.7)	(26.2)	(1.1)
Fee revenue and other income	0.7	0.4	0.5	(0.1)	1.5	0.3
Total revenues	381.9	377.8	381.7	333.0	1,474.4	357.4
Insurance policy benefits	214.1	215.1	206.2	206.8	842.2	202.7
Amounts added to policyholder account balances:						
Annuity products and interest-sensitive life products other than equity-indexed products	36.0	35.8	35.4	33.0	140.2	32.5
Equity-indexed products	(0.2)	6.9	18.1	11.5	36.3	10.6
Amortization related to operations	36.8	33.8	31.8	33.1	135.5	27.0
Amortization related to net realized investment losses	(0.5)	(1.5)	(0.1)	(2.1)	(4.2)	(0.6)
Interest expense on investment borrowings	5.2	5.2	5.1	5.0	20.5	5.0
Other operating costs and expenses	56.1	64.5	63.0	75.0	258.6	55.0
Total benefits and expenses	347.5	359.8	359.5	362.3	1,429.1	332.2
Income (loss) before income taxes	$34.4	$18.0	$22.2	($29.3)	$45.3	$25.2

Supplemental health product underwriting margins (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Medicare supplement:						
Earned premium	$47.3	$45.9	$44.8	$43.6	$181.6	$41.6
Benefit ratio	67.3%	71.2%	68.2%	66.3%	68.3%	65.7%
Underwriting margin (earned premium less policy benefits)	$15.4	$13.2	$14.3	$14.7	$57.6	$14.2
Specified disease:						
Earned premium	$93.8	$94.7	$95.2	$97.9	$381.6	$98.0
Benefit ratio before interest income on reserves	76.0%	83.3%	76.6%	82.0%	79.5%	82.3%
Interest-adjusted benefit ratio	42.2%	49.7%	42.9%	49.1%	46.0%	49.4%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$54.2	$47.7	$54.3	$49.7	$205.9	$49.6
Long-term care:						
Earned premium	$8.3	$8.1	$7.9	$7.8	$32.1	$7.7
Benefit ratio before interest income on reserves	210.1%	182.2%	154.2%	199.4%	186.7%	187.2%
Interest-adjusted benefit ratio	132.0%	103.1%	73.8%	122.1%	107.9%	96.8%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$(2.7)	$(0.2)	$2.0	$(1.7)	$(2.6)	$0.2

Conseco, Inc.
Conseco Insurance Group

Average liabilities for insurance products (in millions) (continued)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Annuities:						
Mortality based	$217.2	$215.8	$214.5	$213.2	$215.2	$212.0
Equity-indexed	836.5	773.6	751.9	752.2	778.5	743.6
Deposit based	688.8	669.6	652.1	635.7	661.5	620.0
Separate accounts	17.6	17.7	19.0	18.4	18.2	17.1
Health	2,991.9	3,003.5	3,011.6	3,009.3	3,004.1	3,011.0
Life:						
Interest sensitive	2,906.2	2,860.8	2,727.6	2,614.0	2,777.2	2,607.2
Non-interest sensitive	1,360.2	1,344.9	1,196.9	1,055.5	1,239.4	1,051.7
Total average liabilities for insurance products, net of reinsurance ceded	$9,018.4	$8,885.9	$8,573.6	$8,298.3	$8,694.1	$8,262.6

Value of policies in force at the effective date (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Balance, beginning of period	$610.8	$596.3	$580.2	$537.7	$610.8	$514.0
Amortization related to operations	(15.4)	(10.8)	(18.3)	(23.2)	(67.7)	(8.8)
Amortization related to net realized investment (gains) losses	(0.8)	0.4	0.1	0.0	(0.3)	0.0
Adjustment related to unrealized (gain) or loss on actively managed fixed maturities	1.7	(5.7)	(9.0)	(0.5)	(13.5)	(0.5)
Effect of reinsurance transaction	0.0	0.0	(15.3)	0.0	(15.3)	0.0
Balance, end of period	$596.3	$580.2	$537.7	$514.0	$514.0	$504.7

Cost of policies produced (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Balance, beginning of period	$421.6	$430.8	$427.3	$399.7	$421.6	$412.0
Deferred acquisition expenses	15.3	15.9	19.7	18.1	69.0	20.1
Amortization related to operations	(21.4)	(23.0)	(13.5)	(9.9)	(67.8)	(18.2)
Amortization related to net realized investment (gains) losses	1.3	1.1	0.0	2.1	4.5	0.6
Effect of reinsurance transaction	0.0	0.0	(1.5)	0.0	(1.5)	0.0
Adjustment related to unrealized (gain) or loss on actively managed fixed maturities	14.0	2.5	(32.3)	2.0	(13.8)	(8.8)
Balance, end of period	$430.8	$427.3	$399.7	$412.0	$412.0	$405.7

Conseco, Inc.
Bankers Life
Premiums collected on insurance products (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Annuities						
Equity-indexed (first-year)	$73.1	$90.8	$88.4	$97.8	$350.1	$104.0
Other fixed (first-year)	228.0	183.9	195.6	99.5	707.0	119.1
Other fixed (renewal)	1.0	0.7	0.7	0.9	3.3	1.1
Subtotal - other fixed annuities	229.0	184.6	196.3	100.4	710.3	120.2
Total annuities	302.1	275.4	284.7	198.2	1,060.4	224.2
Supplemental health						
Medicare supplement (first-year)	19.7	21.1	22.7	28.2	91.7	27.2
Medicare supplement (renewal)	136.1	134.1	146.2	145.6	562.0	149.4
Subtotal - Medicare supplement	155.8	155.2	168.9	173.8	653.7	176.6
Long-term care (first-year)	4.2	4.7	2.9	5.9	17.7	4.8
Long-term care (renewal)	141.7	147.2	151.4	143.6	583.9	144.7
Subtotal - long-term care	145.9	151.9	154.3	149.5	601.6	149.5
PDP and PFFS (first-year)	16.2	22.2	31.2	26.4	96.0	1.4
PDP and PFFS (renewal)	103.0	89.7	83.2	72.5	348.4	16.7
Subtotal - PDP and PFFS	119.2	111.9	114.4	98.9	444.4	18.1
Other health (first-year)	0.6	0.7	0.7	0.7	2.7	0.6
Other health (renewal)	2.3	2.3	2.4	2.3	9.3	2.3
Subtotal - other health	2.9	3.0	3.1	3.0	12.0	2.9
Total supplemental health	423.8	422.0	440.7	425.2	1,711.7	347.1
Life insurance						
First-year	16.8	19.4	23.4	23.0	82.6	20.2
Renewal	32.1	35.9	39.8	38.4	146.2	26.3
Total life insurance	48.9	55.3	63.2	61.4	228.8	46.5
Collections on insurance products						
Total first-year premium collections on insurance products	358.6	342.8	364.9	281.5	1,347.8	277.3
Total renewal premium collections on insurance products	416.2	409.9	423.7	403.3	1,653.1	340.5
Total collections on insurance products	$774.8	$752.7	$788.6	$684.8	$3,000.9	$617.8

Conseco, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Life insurance						
First-year	$9.2	$8.4	$7.9	$7.5	$33.0	$7.9
Renewal	37.8	37.4	37.7	41.4	154.3	39.4
Total life insurance	47.0	45.8	45.6	48.9	187.3	47.3
Supplemental health (all of which are renewal premiums)						
Medicare supplement	1.7	1.9	1.8	1.6	7.0	1.5
Other health	0.2	0.2	0.0	0.1	0.5	0.1
Total supplemental health	1.9	2.1	1.8	1.7	7.5	1.6
Collections on insurance products						
Total first-year premium collections on insurance products	9.2	8.4	7.9	7.5	33.0	7.9
Total renewal premium collections on insurance products	39.7	39.5	39.5	43.1	161.8	41.0
Total collections on insurance products	$48.9	$47.9	$47.4	$50.6	$194.8	$48.9

Conseco, Inc.
Conseco Insurance Group
Premiums collected on insurance products (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10
Annuities						
Equity-indexed (first-year)	$17.7	$20.5	$22.9	$9.9	$71.0	$3.5
Equity-indexed (renewal)	1.4	1.4	1.5	1.3	5.6	1.2
Subtotal - equity-indexed annuities	19.1	21.9	24.4	11.2	76.6	4.7
Other fixed (first-year)	0.1	0.1	0.5	0.1	0.8	0.2
Other fixed (renewal)	0.3	0.3	0.3	0.1	1.0	0.2
Subtotal - other fixed annuities	0.4	0.4	0.8	0.2	1.8	0.4
Total annuities	19.5	22.3	25.2	11.4	78.4	5.1
Supplemental health						
Medicare supplement (first-year)	1.5	1.9	2.2	1.6	7.2	1.2
Medicare supplement (renewal)	41.3	42.5	44.7	42.1	170.6	39.5
Subtotal - Medicare supplement	42.8	44.4	46.9	43.7	177.8	40.7
Specified disease (first-year)	10.2	11.1	11.8	12.3	45.4	12.5
Specified disease (renewal)	82.8	84.0	84.4	86.7	337.9	87.1
Subtotal - specified disease	93.0	95.1	96.2	99.0	383.3	99.6
Long-term care (all of which are renewal)	8.4	8.0	7.6	7.4	31.4	7.7
Other health (all of which are renewal)	2.0	1.8	2.2	1.9	7.9	1.8
Total supplemental health	146.2	149.3	152.9	152.0	600.4	149.8
Life insurance						
First-year	0.5	0.5	0.8	1.2	3.0	0.8
Renewal	63.9	61.9	59.5	52.0	237.3	53.8
Total life insurance	64.4	62.4	60.3	53.2	240.3	54.6
Collections on insurance products						
Total first-year premium collections on insurance products	30.0	34.1	38.2	25.1	127.4	18.2
Total renewal premium collections on insurance products	200.1	199.9	200.2	191.5	791.7	191.3
Total collections on insurance products	$230.1	$234.0	$238.4	$216.6	$919.1	$209.5

Conseco, Inc.
Statutory information - consolidated basis (4) (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10 (*)
Net gain from operations before interest expense and federal income taxes	$53.1	$84.0	$133.5	$58.2	$328.8	$55.6
Interest expense on surplus debentures held by parent company	10.1	9.7	27.2	12.3	59.3	12.0
Net gain from operations before federal income taxes	43.0	74.3	106.3	45.9	269.5	43.6
Federal income tax expense (benefit)	(0.7)	0.1	(5.3)	11.4	5.5	4.3
Net gain from operations before net realized capital gains (losses)	43.7	74.2	111.6	34.5	264.0	39.3
Net realized capital losses	(69.0)	(80.2)	(58.8)	21.5	(186.5)	(13.5)
Net income (loss)	($25.3)	($6.0)	$52.8	$56.0	$77.5	$25.8
Capital and surplus	$1,268.1	$1,254.0	$1,285.1	$1,410.7	$1,410.7	$1,418.5
Asset valuation reserve (AVR)	32.9	24.9	23.1	28.2	28.2	46.0
Capital, surplus and AVR	1,301.0	1,278.9	1,308.2	1,438.9	1,438.9	1,464.5
Interest maintenance reserve (IMR)	215.8	274.0	297.9	290.6	290.6	308.6
Total statutory capital, surplus, AVR & IMR	$1,516.8	$1,552.9	$1,606.1	$1,729.5	$1,729.5	$1,773.1

* Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 1Q10 will be filed with the respective insurance regulators on or about May 15, 2010.

Notes

(1) Excludes accumulated other comprehensive loss.

(2) Shareholders' equity divided by common shares outstanding.

(3) Assumes conversion of all convertible securities.

(4) Based on statutory accounting practices prescribed or permitted by regulatory authorities for Conseco's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.